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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 4, 2005

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                           Orleans Homebuilders, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-6830             59-0874323
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(State or Other Jurisdiction      (Commission          (IRS Employer
      of Incorporation)           File Number)      Identification No.)


One Greenwood Square, Suite 101
3333 Street Road, Bensalem, PA                                19020
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (215) 245-7500
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                        --------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 4, 2005, the Compensation Committee of Orleans Homebuilders, Inc. (the "Company") resolved to grant Michael T. Vesey, the Company's President, Chief Operating Officer and a member of the Company's Board of Directors, 125,000 restricted shares of the Company's common stock pursuant to the terms of the Company's Stock Award Plan. The award is subject to Mr. Vesey's execution of a Restricted Stock Award Agreement. The Compensation Committee also approved the payment of bonus compensation to Mr. Vesey sufficient to allow Mr. Vesey to pay the income tax liability triggered on each vesting date.

The shares of restricted stock granted to Mr. Vesey will vest at a rate of ten thousand per year on the first through fifth anniversaries of the date of grant and fifteen thousand per year on the sixth through tenth anniversaries of the date of the grant, with all shares being fully vested by or on the tenth anniversary of the date of grant, assuming Mr. Vesey's continued employment with the Company. In addition, in the event of a change of control as defined in the Stock Award Plan, any shares of restricted stock not vested at that time will vest, assuming Mr. Vesey is then employed by the Company. Any shares that are not vested are subject to forfeiture in the event Mr. Vesey's employment with the Company terminates for any reason.

A copy of the form of restricted stock award agreement utilized by the Company to grant from time to time restricted stock pursuant to the Company's Stock Award Plan is attached to this form 8-K as Exhibit 10.1. This form was used in connection with the grant of restricted common stock to Mr. Vesey described above. The Stock Award Plan was attached as Appendix B to the Company's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 27, 2003.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      Exhibits

       The following exhibit is filed with this Current Report on Form 8-K:

       Exhibit
       No.       Description
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       10.1      Form of Restricted Stock Award Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ORLEANS HOMEBUILDERS, INC.

Dated: March 10, 2005                      By: Joseph A. Santangelo
                                              -------------------------
                                              Joseph A. Santangelo
                                              Chief Financial Officer







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                                  EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:
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Exhibit
No.         Item
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10.1*      Restricted Stock Award Agreement between Orleans Homebuilders, Inc.
           and Michael T. Vesey dated March 4, 2005.







* Filed electronically herewith.